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                                                                    EXHIBIT 99.4

SPECIMEN STOCK CERTIFICATE



                                     INFOUSA
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     NUMBER                                                       SHARES

   C-

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 456818 30 1
                                                               -----------------

                                  COMMON STOCK

THIS CERTIFIES THAT


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $.0025 PER SHARE, OF

                     -------------INFOUSA INC.-------------

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

                  /s/ FRED VAKILI                    /s/ VINOD GUPTA
                  SECRETARY                          CHAIRMAN OF THE BOARD

                          [INFOUSA INC. CORPORATE SEAL]


Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
    Transfer Agent and Registrar

By
    Authorized Signature




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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS
AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN INFOUSA INC., AND NORTHWEST BANK MINNESOTA, N.A., AS THE RIGHTS AGENT, DATED AS OF OCTOBER 3, 1997, (THE "RIGHTS AGREEMENT") THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF INFOUSA INC.
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. INFOUSA INC., WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UTMA - _______ Custodian ________
                                            (Cust)            (Minor)

TEN ENT - as tenants by entireties          under Uniform Transfer to Minors
                                            Act ____________________________
                                                          (State)
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please Insert Social Security or Other
Identifying Number of Assignee

____________________________________

_______________________________________________________________________________
Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee

_______________________________________________________________________________
____________________________________________________________ SHARES OF THE
CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                      ----------------------------------------------------

                           ----------------------------------------------------
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED